SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

DEFINED STRATEGY FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

S&P 500® COVERED CALL FUND INC.

S&P 500® GEAREDSM FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

IQ Funds – Merrill Lynch OBO

Solicitation Script

1-866-615-7265

Greeting:

Hello, is Mr./Ms.                      available please?

Hi Mr./Ms.                     , my name is                      and I am calling on behalf of Merrill Lynch. I would like to take a moment to speak with you about the IQ Funds proxy. For security purposes, this call is being recorded. Recently you were mailed proxy materials for the upcoming special meeting of stockholders of the fund. Have you received this material?

If Received:

(If the stockholder has a question, refer to the proxy statement for the IQ Funds, which includes a Q&A after the stockholder letter. If the question cannot be answered by reference to the proxy statement, refer the stockholder to IQ Advisors at 1-877-449-4742.)

The Board of Directors of the Fund(s) is asking you to vote to approve a new investment advisory and management agreement and new investment subadvisory agreement for the funds. The Board reviewed and approved the proposals and they recommend that you vote in favor of the proposals. For your convenience, would you like to vote now over the phone?

IF YES:

The process will only take a few moments.

Again, my name is                     , a proxy voting specialist calling on behalf of Merrill Lynch for the IQ Funds.

Today’s date is                      and the time is              E.T.

Could you please confirm that the following is your full name and mailing address?

(read the stockholder’s full name and mailing address)

Our information indicates that you are authorized to vote for this fund/these funds in “x” accounts. Is this correct?

(If Yes, proceed with voting process)

(If no, identify with stockholder which accounts s/he is authorized to vote and proceed with voting process)

Our information also indicates that there are other members in the household that have a position in the fund and are authorized to vote. May we have an opportunity to speak with                      to review this proxy vote as well?

(Identify with stockholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Directors has unanimously approved the proposals as set forth in the material you received and recommends a vote in Favor of the proposals. How do you wish to vote each of your accounts?

(Record all shares owned by stockholder or for which stockholder is authorized to vote as stockholder requests)

For Favorable Vote:

Mr./Ms.                      I have recorded your vote as follows, for all of your IQ Fund accounts you are voting in favor of the proposals as set forth in the proxy materials you received.

For Non-Favorable Vote:

Mr. /Ms.                      I have recorded your vote as follows, for all of your IQ Fund accounts you are voting against the proposals as set forth in the proxy materials you received.

For Abstentions:

Mr./Ms.                      I have recorded your vote as follows, for all of your IQ Fund accounts you are abstaining on the proposals as set forth in the proxy materials you received.

For a Proposal and Against a Proposal

Mr./Ms.                      I have recorded your vote as follows, for all of your IQ Fund accounts you are voting For proposal                      and Against proposal                      on the proposals as set forth in the proxy materials you received.

You will receive a written confirmation of your vote. If you wish to make any changes prior to the stockholder meeting on December 19, 2008, you may contact us by calling 866-615-7265

Thank you very much for your participation and have a great day/evening.

(If there are other stockholders in the household, ask to speak with that person.)

If Unsure of voting:

Would you like me to review the proposals with you? (Answer all the stockholders questions by referring to the proxy statement for the IQ Funds, which includes a Q&A after the stockholder letter. If the question cannot be answered by reference to the proxy statement, refer the stockholder to IQ Advisors at 1-877-449-4742. After answering the questions, ask the stockholder if he/she wishes to vote over the phone. If he/she agrees, return to authorized voting section.)

Your Merrill Lynch Financial Advisor is also available to answer your questions. You have the opportunity to vote as instructed in the material you received or you can choose to go to the Merrill Lynch on-line channel at www.mlol.com to view the material and vote.

If Not Received:

I can resend the materials to you. If you are a Merrill Lynch on-line user, you can access the material and vote through the Stockholder Notices section.

(If not an on-line user)

Can you please verify your mailing address?

(Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after (record date)

I understand Mr./Ms.                    , however you were a stockholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important. Please take the time to vote your proxy via the methods outlined in the proxy material or you can submit your vote through the Merrill Lynch on-line channel at www.mlol.com. Submission of your vote will avoid additional communication regarding the IQ Funds proxy. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, this message is for                     . My name is                      and I am calling on behalf of Merrill Lynch regarding the Special Meeting of Stockholders of the IQ Funds that is scheduled for December 19, 2008. Our records indicate that we have not yet received your vote. In an effort to avoid further contact and expense to the Funds we are asking you to take a moment to submit your vote. You can provide your vote by touchtone phone, Internet or by mail. The Merrill Lynch on-line channel and your proxy card have all of the details or you may call us toll free at 866-615-7265 to answer any questions you may have and to cast your vote directly over the phone.

Thank you for your attention to this matter.

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